SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2005

Georgia Bancshares, Inc.

(Exact name of registrant
as specified in its charter)

Georgia	000-50188	58-2646154
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

100 Westpark Drive, Peachtree City, Georgia		30269
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (770) 631-9488

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 27, 2005, Georgia Bancshares, Inc., holding company for The Bank of Georgia, issued a press release announcing its financial results for the period ended June 30, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements.  Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

Exhibit No.	Exhibit

99.1	Earnings Press Release of Georgia Bancshares, Inc. dated July 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA BANCSHARES, INC.

By:	/s/ C. Lynn Gable
Name:	C. Lynn Gable
Title:	Chief Financial Officer

Dated: July 27, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Earnings Press Release of Georgia Bancshares, Inc. dated July 27, 2005